Exhibit 10.26

                       FIRST AMENDMENT TO LEASE AGREEMENT

     THIS FIRST AMENDMENT TO LEASE AGREEMENT (this "First Amendment") is made and entered into effective as of the 15th day of January, 2009, by and between CLAY REAL ESTATE DEVELOPMENT, L.P., a Texas limited partnership (hereinafter referred to as "Landlord") and ENGLOBAL CORPORATE SERVICES, INC., a Texas Corporation (hereinafter referred to as "Tenant").

                                   WITNESSETH:

WHEREAS, Landlord, as Landlord, and Tenant, as Tenant therein, are parties to that certain Lease, dated February 28, 2008, for the Building and Land located at 3155 Executive Blvd., Beaumont, Texas 77705 (the "Lease"): and

WHEREAS. Tenant and Landlord have agreed to amortize the cost of Change Orders 1-8 totaling $138,708.00 (collectively, the "Change Order"), over the term of the Lease: and

WHEREAS. Landlord and Tenant hereby desire to amend the Lease as more specifically set forth herein.

NOW, THEREFORE, for and in consideration of the mutual premises herein contained, and the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration given and received by both Landlord and Tenant, the receipt and sufficiency of which is hereby acknowledged and confessed by both Landlord and Tenant, Landlord and Tenant hereby amend, modify, extend and supplement the Lease as follows:

     1. Effective as of the date of this First Amendment. Section 1.F of the Lease shall be deleted in its entirety and the following substituted in its place:

     F.   Base Rent (Annual per S.F. and Monthly $).

                      Annual Base Rent               Monthly Rase Rent
                      ------------------------------------------------
                      (as a dollar amount per        (as a dollar amount)
                      square foot/per year of
                      Floor Area in the Leased
                      Premises)

          Period

          (i)  Commencement                        $14.14          $61,890.00
               Date thru the 120th full calendar
               month following the Commencement
               Date

     2. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Lease.

     3. Except as hereby amended, the terms and conditions of the Lease are ratified and affirmed in all respects.

     4. This First Amendment may be executed in multiple counterparts, each of which shall be declared an original.

     IN WITNESS THEREOF, the undersigned has caused this First Amendment to Lease to be duly executed to be effective as of the date first set forth above.

                                          LANDLORD:

                                          CLAY REAL ESTATE DEVELOPMENT, L.P.,
                                          a Texas limited partnership


                                          By:  Clay Real Estate Development GP,
                                               LLC, a Texas limited liability
                                               company, its general partner


                                               By: /s/ Albert W. Clay
                                                  ------------------------------
                                                  Albert W. Clay, III, President

                                          TENANT:

                                          ENGLOBAL CORPORATE SERVICES, INC.

                                          By:  /s/ William A. Coskey
                                               -------------------------------
                                          Name:  William A. Coskey
                                               -------------------------------
                                          Title: CEO
                                                 -----------------------------